Janus Detroit Street Trust

Janus Henderson Short Duration Income ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

The Long-Term Care ETF

Janus Henderson AAA CLO ETF

Supplement dated April 26, 2021

to the Currently Effective Statements of Additional Information

Each Fund’s Statement of Additional Information (“SAI”) is supplemented as indicated below:

1.	The first paragraph in the “Net Asset Valuation Determination” section of each Fund’s SAI is deleted in its entirety and replaced with the following:

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

2.	The following is added as the new final paragraph in the “Net Asset Valuation Determination” section of the SAI for The Long-Term Care ETF.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

Please retain this Supplement with your records.